NUVEEN INVESTMENT FUNDS, INC.

ARTICLES SUPPLEMENTARY

January 2017

Nuveen Investment Funds, Inc., a corporation organized under the laws of the State of Maryland (the “Corporation”), does hereby file for record with the State Department of Assessments and Taxation of Maryland the following Articles Supplementary to its Articles of Incorporation:

FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940 (the “1940 Act”). As hereinafter set forth, the Corporation has classified its authorized capital stock in accordance with the Maryland General Corporation Law.

SECOND: Immediately before the increase in total authorized shares hereinafter set forth and the classifications hereinafter set forth, the Corporation had authority to issue four hundred twenty-two billion (422,000,000,000) shares of common stock (individually, a “Share” and collectively, the “Shares”), of the par value of $.0001 per Share and of the aggregate par value of forty-two million two hundred thousand dollars ($42,200,000), classified as follows:

(1)	Class B Common Shares (formerly referred to as “fixed income fund shares”): Two billion (2,000,000,000) Shares.

(2)	Class B, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(3)	Class B, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(4)	Class B, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(5)	Class B, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(6)	Class B, Series 6 Common Shares: Two billion (2,000,000,000) Shares.

(7)	Class C Common Shares (formerly referred to as “municipal bond fund shares”): Two billion (2,000,000,000) Shares.

(8)	Class C, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(9)	Class C, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(10)	Class C, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(11)	Class D Common Shares (formerly referred to as “stock fund shares”): Two billion (2,000,000,000) Shares.

(12)	Class D, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(13)	Class D, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(14)	Class D, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(15)	Class D, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(16)	Class E Common Shares (formerly referred to as “special equity fund shares”): Two billion (2,000,000,000) Shares.

(17)	Class E, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(18)	Class E, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(19)	Class E, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(20)	Class E, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(21)	Class G Common Shares (formerly referred to as “balanced fund shares”): Two billion (2,000,000,000) Shares.

(22)	Class G, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(23)	Class G, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(24)	Class G, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(25)	Class G, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(26)	Class H Common Shares (formerly referred to as “equity index fund shares”): Two billion (2,000,000,000) Shares.

(27)	Class H, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(28)	Class H, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(29)	Class H, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(30)	Class H, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(31)	Class I Common Shares (formerly referred to as “intermediate term income fund shares”): Two billion (2,000,000,000) Shares.

(32)	Class I, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(33)	Class I, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(34)	Class I, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(35)	Class I, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(36)	Class I, Series 6 Common Shares: Two billion (2,000,000,000) Shares.

(37)	Class J Common Shares (formerly referred to as “limited term income fund shares”): Two billion (2,000,000,000) Shares.

(38)	Class J, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(39)	Class J, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(40)	Class J, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(41)	Class J, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(42)	Class J, Series 6 Common Shares: Two billion (2,000,000,000) Shares.

(43)	Class M Common Shares: Two billion (2,000,000,000) Shares.

(44)	Class M, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(45)	Class M, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(46)	Class M, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(47)	Class M, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(48)	Class M, Series 6 Common Shares: Two billion (2,000,000,000) Shares.

(49)	Class N Common Shares: Two billion (2,000,000,000) Shares.

(50)	Class N, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(51)	Class N, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(52)	Class N, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(53)	Class P Common Shares: Two billion (2,000,000,000) Shares.

(54)	Class P, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(55)	Class P, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(56)	Class P, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(57)	Class P, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(58)	Class Q Common Shares: Two billion (2,000,000,000) Shares.

(59)	Class Q, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(60)	Class Q, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(61)	Class Q, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(62)	Class Q, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(63)	Class T Common Shares: Two billion (2,000,000,000) Shares.

(64)	Class T, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(65)	Class T, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(66)	Class T, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(67)	Class T, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(68)	Class T, Series 6 Common Shares: Two billion (2,000,000,000) Shares.

(69)	Class V Common Shares: Two billion (2,000,000,000) Shares.

(70)	Class V, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(71)	Class V, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(72)	Class V, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(73)	Class V, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(74)	Class V, Series 6 Common Shares: Two billion (2,000,000,000) Shares.

(75)	Class X Common Shares: Two billion (2,000,000,000) Shares.

(76)	Class X, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(77)	Class X, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(78)	Class X, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(79)	Class Y Common Shares: Two billion (2,000,000,000) Shares.

(80)	Class Y, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(81)	Class Y, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(82)	Class AA Common Shares: Two billion (2,000,000,000) Shares.

(83)	Class AA, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(84)	Class AA, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(85)	Class AA, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(86)	Class AA, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(87)	Class AA, Series 6 Common Shares: Two billion (2,000,000,000) Shares.

(88)	Class AA, Series 7 Common Shares: Two billion (2,000,000,000) Shares.

(89)	Class DD Common Shares: Two billion (2,000,000,000) Shares.

(90)	Class DD, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(91)	Class DD, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(92)	Class DD, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(93)	Class EE Common Shares: Two billion (2,000,000,000) Shares.

(94)	Class EE, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(95)	Class EE, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(96)	Class EE, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(97)	Class EE, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(98)	Class EE, Series 6 Common Shares: Two billion (2,000,000,000) Shares.

(99)	Class HH Common Shares: Two billion (2,000,000,000) Shares.

(100)	Class HH, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(101)	Class HH, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(102)	Class HH, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(103)	Class HH, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(104)	Class I I Common Shares: Two billion (2,000,000,000) Shares.

(105)	Class I I, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(106)	Class I I, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(107)	Class JJ Common Shares: Two billion (2,000,000,000) Shares.

(108)	Class JJ, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(109)	Class JJ, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(110)	Class KK Common Shares: Two billion (2,000,000,000) Shares.

(111)	Class KK, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(112)	Class KK, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(113)	Class LL Common Shares: Two billion (2,000,000,000) Shares.

(114)	Class LL, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(115)	Class LL, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(116)	Class LL, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(117)	Class LL, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(118)	Class LL, Series 6 Common Shares: Two billion (2,000,000,000) Shares.

(119)	Class MM Common Shares: Two billion (2,000,000,000) Shares.

(120)	Class MM, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(121)	Class MM, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(122)	Class MM, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(123)	Class MM, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(124)	Class QQ Common Shares: Two billion (2,000,000,000) Shares.

(125)	Class QQ, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(126)	Class QQ, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(127)	Class QQ, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(128)	Class QQ, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(129)	Class QQ, Series 6 Common Shares: Two billion (2,000,000,000) Shares.

(130)	Class SS Common Shares: Two billion (2,000,000,000) Shares.

(131)	Class SS, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(132)	Class SS, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(133)	Class SS, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(134)	Class SS, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(135)	Class SS, Series 6 Common Shares: Two billion (2,000,000,000) Shares.

(136)	Class TT Common Shares: Two billion (2,000,000,000) Shares.

(137)	Class TT, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(138)	Class TT, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(139)	Class TT, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(140)	Class TT, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(141)	Class TT, Series 6 Common Shares: Two billion (2,000,000,000) Shares.

(142)	Class UU Common Shares: Two billion (2,000,000,000) Shares.

(143)	Class UU, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(144)	Class UU, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(145)	Class UU, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(146)	Class UU, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(147)	Class WW Common Shares: Two billion (2,000,000,000) Shares.

(148)	Class WW, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(149)	Class WW, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(150)	Class WW, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(151)	Class WW, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(152)	Class XX Common Shares: Two billion (2,000,000,000) Shares.

(153)	Class XX, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(154)	Class XX, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(155)	Class XX, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(156)	Class XX, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(157)	Class ZZ Common Shares: Two billion (2,000,000,000) Shares.

(158)	Class ZZ, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(159)	Class ZZ, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(160)	Class ZZ, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(161)	Class ZZ, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(162)	Class AAA Common Shares: Two billion (2,000,000,000) Shares.

(163)	Class AAA, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(164)	Class AAA, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(165)	Class BBB Common Shares: Two billion (2,000,000,000) Shares.

(166)	Class BBB, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(167)	Class BBB, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(168)	Class CCC Common Shares: Two billion (2,000,000,000) Shares.

(169)	Class CCC, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(170)	Class CCC, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(171)	Class CCC, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(172)	Class DDD Common Shares: Two billion (2,000,000,000) Shares.

(173)	Class DDD, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(174)	Class DDD, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(175)	Class DDD, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(176)	Class EEE Common Shares: Two billion (2,000,000,000) Shares.

(177)	Class EEE, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(178)	Class EEE, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(179)	Class EEE, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(180)	Class EEE, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(181)	Class FFF Common Shares: Two billion (2,000,000,000) Shares.

(182)	Class FFF, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(183)	Class FFF, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(184)	Class FFF, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(185)	Class FFF, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(186)	Class GGG Common Shares: Two billion (2,000,000,000) Shares.

(187)	Class GGG, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(188)	Class GGG, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(189)	Class GGG, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(190)	Class GGG, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(191)	Class HHH Common Shares: Two billion (2,000,000,000) Shares.

(192)	Class HHH, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(193)	Class HHH, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(194)	Class HHH, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(195)	Class I I I Common Shares: Two billion (2,000,000,000) Shares.

(196)	Class I I I, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(197)	Class I I I, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(198)	Class I I I, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(199)	Class JJJ Common Shares: Two billion (2,000,000,000) Shares.

(200)	Class JJJ, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(201)	Class JJJ, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(202)	Class JJJ, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(203)	Class JJJ, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(204)	Class KKK Common Shares: Two billion (2,000,000,000) Shares.

(205)	Class KKK, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(206)	Class KKK, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(207)	Class KKK, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(208)	Class KKK, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(209)	Class LLL Common Shares: Two billion (2,000,000,000) Shares.

(210)	Class LLL, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(211)	Class LLL, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(212)	Unclassified Shares: Zero (-0-) Shares.

THIRD: Pursuant to the authority contained in Sections 2-105(c) and 2-208.1 of the Maryland General Corporation Law, the Board of Directors of the Corporation, by resolution adopted at a meeting held on January 26, 2017, authorized an increase in the total authorized shares of the Corporation from four hundred twenty-two billion (422,000,000,000) shares of common stock, of the par value of $.0001 per share, and of the aggregate par value of forty-two million two hundred thousand dollars ($42,200,000), to four hundred sixty-six billion (466,000,000,000) shares of common stock, of the par value of $.0001 per share, and of the aggregate par value of forty-six million six hundred thousand dollars ($46,600,000).

FOURTH: Pursuant to the authority contained in Article IV of the Articles of Incorporation of the Corporation and Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the Corporation, by resolution adopted January 26, 2017, classified the following additional Shares out of the authorized, unissued and unclassified Shares of the Corporation:

(1)	Class B, Series 7 Common Shares: Two billion (2,000,000,000) Shares.

(2)	Class E, Series 6 Common Shares: Two billion (2,000,000,000) Shares.

(3)	Class I, Series 7 Common Shares: Two billion (2,000,000,000) Shares.

(4)	Class J, Series 7 Common Shares: Two billion (2,000,000,000) Shares.

(5)	Class M, Series 7 Common Shares: Two billion (2,000,000,000) Shares.

(6)	Class T, Series 7 Common Shares: Two billion (2,000,000,000) Shares.

(7)	Class V, Series 7 Common Shares: Two billion (2,000,000,000) Shares.

(8)	Class X, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(9)	Class EE, Series 7 Common Shares: Two billion (2,000,000,000) Shares.

(10)	Class HH, Series 6 Common Shares: Two billion (2,000,000,000) Shares.

(11)	Class LL, Series 7 Common Shares: Two billion (2,000,000,000) Shares.

(12)	Class MM, Series 6 Common Shares: Two billion (2,000,000,000) Shares.

(13)	Class QQ, Series 7 Common Shares: Two billion (2,000,000,000) Shares.

(14)	Class SS, Series 7 Common Shares: Two billion (2,000,000,000) Shares.

(15)	Class TT, Series 7 Common Shares: Two billion (2,000,000,000) Shares.

(16)	Class UU, Series 6 Common Shares: Two billion (2,000,000,000) Shares.

(17)	Class CCC, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(18)	Class DDD, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(19)	Class EEE, Series 6 Common Shares: Two billion (2,000,000,000) Shares.

(20)	Class FFF, Series 6 Common Shares: Two billion (2,000,000,000) Shares.

(21)	Class JJJ, Series 6 Common Shares: Two billion (2,000,000,000) Shares.

(22)	Class KKK, Series 6 Common Shares: Two billion (2,000,000,000) Shares.

FIFTH: The Shares classified pursuant to FOURTH above shall have the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, set forth in the Corporation’s Articles of Incorporation. Any Class or Series of Shares classified pursuant to FOURTH above may be subject to such charges and expenses (including by way of example, but not by way of limitation, such front-end and deferred sales charges as may be permitted under the 1940 Act and rules of the Financial Industry Regulatory Authority (“FINRA”), expenses under Rule 12b-1 plans, administration plans, service plans, or other plans or arrangements, however designated) adopted from time to time by the Board of Directors of the Corporation in accordance, to the extent applicable, with the 1940 Act, and all of the charges and expenses to which such a Class or Series is subject shall be borne by such Class or Series and shall be appropriately reflected (in the manner determined by the Board of Directors) in determining the net asset value and the amounts payable with respect to dividends and distributions on and redemptions or liquidations of, the Shares of such Class or Series.

SIXTH: Immediately after the increase in total authorized shares hereinbefore set forth and the classifications hereinbefore set forth and upon filing for record of these Articles Supplementary, the Corporation has authority to issue four hundred sixty-six billion (466,000,000,000) shares of common stock (individually, a “Share” and collectively, the “Shares”), of the par value of $.0001 per Share and of the aggregate par value of forty-six million six hundred thousand dollars ($46,600,000), classified as follows:

(1)	Class B Common Shares (formerly referred to as “fixed income fund shares”): Two billion (2,000,000,000) Shares.

(2)	Class B, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(3)	Class B, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(4)	Class B, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(5)	Class B, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(6)	Class B, Series 6 Common Shares: Two billion (2,000,000,000) Shares.

(7)	Class B, Series 7 Common Shares: Two billion (2,000,000,000) Shares.

(8)	Class C Common Shares (formerly referred to as “municipal bond fund shares”): Two billion (2,000,000,000) Shares.

(9)	Class C, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(10)	Class C, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(11)	Class C, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(12)	Class D Common Shares (formerly referred to as “stock fund shares”): Two billion (2,000,000,000) Shares.

(13)	Class D, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(14)	Class D, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(15)	Class D, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(16)	Class D, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(17)	Class E Common Shares (formerly referred to as “special equity fund shares”): Two billion (2,000,000,000) Shares.

(18)	Class E, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(19)	Class E, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(20)	Class E, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(21)	Class E, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(22)	Class E, Series 6 Common Shares: Two billion (2,000,000,000) Shares.

(23)	Class G Common Shares (formerly referred to as “balanced fund shares”): Two billion (2,000,000,000) Shares.

(24)	Class G, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(25)	Class G, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(26)	Class G, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(27)	Class G, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(28)	Class H Common Shares (formerly referred to as “equity index fund shares”): Two billion (2,000,000,000) Shares.

(29)	Class H, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(30)	Class H, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(31)	Class H, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(32)	Class H, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(33)	Class I Common Shares (formerly referred to as “intermediate term income fund shares”): Two billion (2,000,000,000) Shares.

(34)	Class I, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(35)	Class I, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(36)	Class I, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(37)	Class I, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(38)	Class I, Series 6 Common Shares: Two billion (2,000,000,000) Shares.

(39)	Class I, Series 7 Common Shares: Two billion (2,000,000,000) Shares.

(40)	Class J Common Shares (formerly referred to as “limited term income fund shares”): Two billion (2,000,000,000) Shares.

(41)	Class J, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(42)	Class J, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(43)	Class J, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(44)	Class J, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(45)	Class J, Series 6 Common Shares: Two billion (2,000,000,000) Shares.

(46)	Class J, Series 7 Common Shares: Two billion (2,000,000,000) Shares.

(47)	Class M Common Shares: Two billion (2,000,000,000) Shares.

(48)	Class M, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(49)	Class M, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(50)	Class M, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(51)	Class M, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(52)	Class M, Series 6 Common Shares: Two billion (2,000,000,000) Shares.

(53)	Class M, Series 7 Common Shares: Two billion (2,000,000,000) Shares.

(54)	Class N Common Shares: Two billion (2,000,000,000) Shares.

(55)	Class N, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(56)	Class N, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(57)	Class N, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(58)	Class P Common Shares: Two billion (2,000,000,000) Shares.

(59)	Class P, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(60)	Class P, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(61)	Class P, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(62)	Class P, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(63)	Class Q Common Shares: Two billion (2,000,000,000) Shares.

(64)	Class Q, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(65)	Class Q, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(66)	Class Q, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(67)	Class Q, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(68)	Class T Common Shares: Two billion (2,000,000,000) Shares.

(69)	Class T, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(70)	Class T, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(71)	Class T, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(72)	Class T, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(73)	Class T, Series 6 Common Shares: Two billion (2,000,000,000) Shares.

(74)	Class T, Series 7 Common Shares: Two billion (2,000,000,000) Shares.

(75)	Class V Common Shares: Two billion (2,000,000,000) Shares.

(76)	Class V, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(77)	Class V, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(78)	Class V, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(79)	Class V, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(80)	Class V, Series 6 Common Shares: Two billion (2,000,000,000) Shares.

(81)	Class V, Series 7 Common Shares: Two billion (2,000,000,000) Shares.

(82)	Class X Common Shares: Two billion (2,000,000,000) Shares.

(83)	Class X, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(84)	Class X, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(85)	Class X, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(86)	Class X, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(87)	Class Y Common Shares: Two billion (2,000,000,000) Shares.

(88)	Class Y, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(89)	Class Y, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(90)	Class AA Common Shares: Two billion (2,000,000,000) Shares.

(91)	Class AA, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(92)	Class AA Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(93)	Class AA, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(94)	Class AA, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(95)	Class AA, Series 6 Common Shares: Two billion (2,000,000,000) Shares.

(96)	Class AA, Series 7 Common Shares: Two billion (2,000,000,000) Shares.

(97)	Class DD Common Shares: Two billion (2,000,000,000) Shares.

(98)	Class DD, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(99)	Class DD, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(100)	Class DD, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(101)	Class EE Common Shares: Two billion (2,000,000,000) Shares.

(102)	Class EE, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(103)	Class EE, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(104)	Class EE, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(105)	Class EE, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(106)	Class EE, Series 6 Common Shares: Two billion (2,000,000,000) Shares.

(107)	Class EE, Series 7 Common Shares: Two billion (2,000,000,000) Shares.

(108)	Class HH Common Shares: Two billion (2,000,000,000) Shares.

(109)	Class HH, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(110)	Class HH, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(111)	Class HH, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(112)	Class HH, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(113)	Class HH, Series 6 Common Shares: Two billion (2,000,000,000) Shares.

(114)	Class I I Common Shares: Two billion (2,000,000,000) Shares.

(115)	Class I I, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(116)	Class I I, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(117)	Class JJ Common Shares: Two billion (2,000,000,000) Shares.

(118)	Class JJ, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(119)	Class JJ, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(120)	Class KK Common Shares: Two billion (2,000,000,000) Shares.

(121)	Class KK, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(122)	Class KK, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(123)	Class LL Common Shares: Two billion (2,000,000,000) Shares.

(124)	Class LL, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(125)	Class LL, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(126)	Class LL, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(127)	Class LL, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(128)	Class LL, Series 6 Common Shares: Two billion (2,000,000,000) Shares.

(129)	Class LL, Series 7 Common Shares: Two billion (2,000,000,000) Shares.

(130)	Class MM Common Shares: Two billion (2,000,000,000) Shares.

(131)	Class MM, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(132)	Class MM, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(133)	Class MM, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(134)	Class MM, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(135)	Class MM, Series 6 Common Shares: Two billion (2,000,000,000) Shares.

(136)	Class QQ Common Shares: Two billion (2,000,000,000) Shares.

(137)	Class QQ, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(138)	Class QQ, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(139)	Class QQ, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(140)	Class QQ, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(141)	Class QQ, Series 6 Common Shares: Two billion (2,000,000,000) Shares.

(142)	Class QQ, Series 7 Common Shares: Two billion (2,000,000,000) Shares.

(143)	Class SS Common Shares: Two billion (2,000,000,000) Shares.

(144)	Class SS, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(145)	Class SS, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(146)	Class SS, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(147)	Class SS, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(148)	Class SS, Series 6 Common Shares: Two billion (2,000,000,000) Shares.

(149)	Class SS, Series 7 Common Shares: Two billion (2,000,000,000) Shares.

(150)	Class TT Common Shares: Two billion (2,000,000,000) Shares.

(151)	Class TT, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(152)	Class TT, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(153)	Class TT, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(154)	Class TT, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(155)	Class TT, Series 6 Common Shares: Two billion (2,000,000,000) Shares.

(156)	Class TT, Series 7 Common Shares: Two billion (2,000,000,000) Shares.

(157)	Class UU Common Shares: Two billion (2,000,000,000) Shares.

(158)	Class UU, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(159)	Class UU, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(160)	Class UU, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(161)	Class UU, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(162)	Class UU, Series 6 Common Shares: Two billion (2,000,000,000) Shares.

(163)	Class WW Common Shares: Two billion (2,000,000,000) Shares.

(164)	Class WW, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(165)	Class WW, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(166)	Class WW, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(167)	Class WW, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(168)	Class XX Common Shares: Two billion (2,000,000,000) Shares.

(169)	Class XX, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(170)	Class XX, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(171)	Class XX, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(172)	Class XX, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(173)	Class ZZ Common Shares: Two billion (2,000,000,000) Shares.

(174)	Class ZZ, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(175)	Class ZZ, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(176)	Class ZZ, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(177)	Class ZZ, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(178)	Class AAA Common Shares: Two billion (2,000,000,000) Shares.

(179)	Class AAA, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(180)	Class AAA, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(181)	Class BBB Common Shares: Two billion (2,000,000,000) Shares.

(182)	Class BBB, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(183)	Class BBB, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(184)	Class CCC Common Shares: Two billion (2,000,000,000) Shares.

(185)	Class CCC, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(186)	Class CCC, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(187)	Class CCC, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(188)	Class CCC, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(189)	Class DDD Common Shares: Two billion (2,000,000,000) Shares.

(190)	Class DDD, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(191)	Class DDD, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(192)	Class DDD, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(193)	Class DDD, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(194)	Class EEE Common Shares: Two billion (2,000,000,000) Shares.

(195)	Class EEE, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(196)	Class EEE, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(197)	Class EEE, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(198)	Class EEE, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(199)	Class EEE, Series 6 Common Shares: Two billion (2,000,000,000) Shares.

(200)	Class FFF Common Shares: Two billion (2,000,000,000) Shares.

(201)	Class FFF, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(202)	Class FFF, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(203)	Class FFF, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(204)	Class FFF, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(205)	Class FFF, Series 6 Common Shares: Two billion (2,000,000,000) Shares.

(206)	Class GGG Common Shares: Two billion (2,000,000,000) Shares.

(207)	Class GGG, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(208)	Class GGG, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(209)	Class GGG, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(210)	Class GGG, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(211)	Class HHH Common Shares: Two billion (2,000,000,000) Shares.

(212)	Class HHH, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(213)	Class HHH, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(214)	Class HHH, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(215)	Class I I I Common Shares: Two billion (2,000,000,000) Shares.

(216)	Class I I I, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(217)	Class I I I, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(218)	Class I I I, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(219)	Class JJJ Common Shares: Two billion (2,000,000,000) Shares.

(220)	Class JJJ, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(221)	Class JJJ, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(222)	Class JJJ, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(223)	Class JJJ, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(224)	Class JJJ, Series 6 Common Shares: Two billion (2,000,000,000) Shares.

(225)	Class KKK Common Shares: Two billion (2,000,000,000) Shares.

(226)	Class KKK, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(227)	Class KKK, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(228)	Class KKK, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

(229)	Class KKK, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

(230)	Class KKK, Series 6 Common Shares: Two billion (2,000,000,000) Shares.

(231)	Class LLL Common Shares: Two billion (2,000,000,000) Shares.

(232)	Class LLL, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

(233)	Class LLL, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

(234)	Unclassified Shares: Zero (-0-) Shares.

SEVENTH: The aforesaid action by the Board of Directors of the Corporation was taken pursuant to authority and power contained in the Articles of Incorporation of the Corporation.

The undersigned officer of the Corporation hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles Supplementary to be the corporate act of the Corporation and further certifies that, to the best of his or her knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its Vice President and witnessed by its Assistant Secretary on February 16, 2017.

NUVEEN INVESTMENT FUNDS, INC.

By	/s/ Kathleen L. Prudhomme
Kathleen L. Prudhomme, Vice President

WITNESS:

/s/ Mark J. Czarniecki
Mark J. Czarniecki, Assistant Secretary